UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported): January 22, 2010

Clear Skies Solar, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-53105	30-0401535
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Old Country Road, Suite 610 Mineola, NY	11501-4241
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 282-7652

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

On January 22, 2010, Clear Skies Solar, Inc. (the “Company”) entered into a letter agreement with the holders of its secured convertible promissory notes (the “September Notes”) purchased pursuant to a certain Subscription Agreement dated as of September 16, 2009, as amended on October 27, 2009, (collectively, the “Subscription Agreement”) pursuant to which the maturity date of the September Notes was extended from January 31, 2010 to July 31, 2010. In consideration for the extension of the September Notes the Company issued an aggregate of 100,000 restricted shares of its common stock to the holders of the September Notes.

In addition, certain of the holders of the September Notes agreed to exercise a warrant to purchase 3,142,857 shares of the Company’s common stock at $.07 per share and two warrants to purchase an aggregate of 1,833,333 shares of the Company’s common stock at $.09 per share, (the “Old Warrants”) for aggregate gross proceeds of $385,000 to the Company. The Company also agreed to issue to those holders exercising the Old Warrants new warrants to purchase an aggregate of 4,976,190 shares of the Company’s common stock. The new warrants have a term of four years from the date of issuance and have an exercise price of $0.07 per share as to 3,142,857 shares and $0.09 per share as to 1,833,333 shares.

The securities described above are being issued in transactions that are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(2) of the Securities Act, which exempts transactions by an issuer not involving a public offering.

The foregoing information is a summary of the agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of such agreement, a copy of which is attached as an exhibit to this Current Report on Form 8-K. Readers should review such agreement for a complete understanding of the terms and conditions associated with this transaction.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.

Description

4.1

Form of Warrant issued to the holders of the September Notes, dated January 22, 2010

10.1

Letter Agreement, dated January 22, 2010, by and between Clear Skies Solar, Inc. and the holders of the Company’s securities signatory thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 27, 2010

Clear Skies Solar, Inc.

By: /s/ Arthur L. Goldberg

Arthur L. Goldberg

Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

Description of Exhibit

4.1

Form of Warrant issued to the holders of the September Notes, dated January 22, 2010

10.1

Letter Agreement, dated January 22, 2010, by and between Clear Skies Solar, Inc. and the holders of the Company’s securities signatory thereto

4